Exhibit 10.4

                                PLEDGE AGREEMENT

                            Dated as of June 10, 2003


     This Pledge Agreement (as modified from time to time, this "Agreement") has been executed by NUWAY MEDICAL, INC., a Nevada corporation, as debtor ("Debtor"), in favor of AUGUSTINE II, LLC, a Delaware limited liability company ("Secured Party").

     In consideration of Secured Party making a term loan to Debtor under that certain Term Loan Agreement dated as of even date herewith entered into between Debtor and Secured Party (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement) and under the Term Note executed by Debtor in connection with the Loan Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

1. PLEDGE. Debtor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

     (a) The securities listed on Exhibit A attached hereto.

     (b) With respect to any Collateral referred to in (a), but without limiting
(a):

          (i) all stock powers, certificates and instruments; and

          (ii) all replacements, substitutions, interest, cash and stock dividends, distributions, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time.

     (c) With respect to the  foregoing,  all  products  and  proceeds  thereof,
including  without   limitation   insurance  proceeds  and  payments  under  the
Securities Investor Protection Act of 1970, as amended.

2. LIABILITIES. The Collateral shall secure the payment and performance of all obligations and liabilities of Debtor to Secured Party under the Loan Agreement and the Term Note and of Debtor hereunder (the "Liabilities").

3. REPRESENTATIONS. Debtor hereby represents and warrants to Secured Party that:

     (a) Debtor's exact legal name is as set forth in the preamble to this Agreement; Debtor's type of organization and jurisdiction of organization are as set forth in the preamble to this Note; Debtor's place of business or, if Debtor has more than one place of business, Debtor's chief executive office is located at the address set forth next to its signature line to this Agreement; and Debtor has never been organized in any jurisdiction other than the jurisdiction


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

set forth in the preamble to this Agreement. During the five (5) years and six months prior to the date of this Agreement Debtor has not been known by any legal name different from the one set forth in the preamble to this Agreement nor has Debtor been the subject of any merger, consolidation, or other organizational reorganization.

     (b) Debtor is existing and in good standing under the laws of its state of organization, is duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Debtor; the execution, delivery and performance of this Agreement and all related documents and instruments are within Debtor's powers and have been authorized by all necessary limited liability company action.

     (c) To the best of Debtor's knowledge, the execution, delivery and performance of this Agreement have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the operating agreement or of the articles of organization of Debtor or any agreement affecting Debtor or its property.

     (d) The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, issued and outstanding, and Debtor is the legal and equitable owner of the Collateral, with the right to pledge, assign and deliver the Collateral to secure the Liabilities and do or cause to be done all other actions provided for or referenced in this Agreement, free and clear of all liens, claims, encumbrances and security interests of any nature except any in favor of Secured Party.

     (e) Sale of the Collateral by Secured Party is not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Debtor and requires no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

     (f) No financing statement, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

4. APPOINTMENT OF SUB-AGENTS; REGISTRATION IN NOMINEE NAME.

     (a) The Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

     (b) For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Debtor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party subject only to the revocable voting rights specified herein.

     (c) Debtor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Debtor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

5. VOTING RIGHTS. Upon the occurrence and during the continuance of an Event of Default, any and all voting or similar rights with respect to the Collateral shall be exercisable only by Secured Party.


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

6. COVENANTS OF DEBTOR. Debtor agrees that so long as this Agreement remains in effect, it will:

     (a) Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party or Bailee as Collateral. Notwithstanding the foregoing, until Secured Party notifies Debtor to the contrary or an Event of Default occurs, Debtor may continue to receive regular cash dividends and interest payments on the Collateral.

     (b) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral, and not sign (or permit to be signed) any documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party.

     (c) Keep at its address for notices set forth under or opposite its signature hereto its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; furnish to Secured Party such information concerning the Collateral as Secured Party may from time to time reasonably request; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession of Debtor pertaining to the Collateral.

     (d) Make appropriate entries upon its financial statements and its books and records disclosing Secured Party's security interest in the Collateral.

     (e) Provide to Secured Party from time to time such financial statements of and other information concerning the Collateral and Debtor as Secured Party shall reasonably request.

     (f) Not sell, transfer, grant an option or similar right with respect to, or otherwise dispose of or agree to dispose of any Collateral or any interest therein.

7. EVENTS OF DEFAULT. The occurrence or continuance of any of the following shall constitute an "Event of Default":

     (a) failure to pay, when and as due, any principal and interest or other amounts payable hereunder or in connection with any of the Liabilities; or

     (b) failure to comply with or perform any agreement or covenant of Debtor contained herein; or

     (c) any default, event of default, or similar event shall occur or continue under the Loan Agreement or the Term Note, and shall continue beyond any applicable notice, grace or cure period set forth in the Loan Agreement or Term Note, respectively; or

     (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or


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

     (e) this Agreement shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

     (f) Debtor shall grant or any Person (other than Secured Party) shall obtain a security interest in any of the Collateral, or shall file any financing statement purportedly covering any Collateral; Debtor or any other Person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accord with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets).

8. DEFAULT REMEDIES.

     (a) Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, the Loan Agreement, the Term Note and any related document or instrument (including without limitation any pertaining to Collateral), and at law or in equity.

     (b) If any Event of Default shall have occurred and be continuing, the Secured Party shall first take all reasonable steps to liquidate the 2,500,000 shares of common stock of Debtor which have been pledged to the Secured Party by New Millennium Capital Partners, LLC. If, and only if, the proceeds of the sale of such stock does not satisfy the Liabilities, then and only then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Illinois or in any state where any Collateral is located, Secured Party may, in its sole discretion:

          (i) without being required to give any prior notice to Debtor apply the cash (if any) then held by it hereunder, toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

          (ii) if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate. The Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchaser(s) thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Debtor, and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Debtor at least ten days' written notice of Secured Party's intention to make any such public or private sale or sales. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be


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

     retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. The proceeds of sale of Collateral sold pursuant hereto shall be applied by Secured Party in such order as it shall determine.

          (c) Secured Party may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of the Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

9. POWERS OF SECURED PARTY. Secured Party may, from time to time, at its option (but shall have no duty to):

          (a) perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

          (b) take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including without limiting the generality of the foregoing: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; or (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; or (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and to give full discharge for the same;

          (c) file, or cause to be filed, photocopies or carbon copies of any financing statement respecting any right of Secured Party in the Collateral, and any such photocopy or carbon copy of the signature of Debtor on such photocopy or carbon copy shall be deemed an original for purposes of such filing. Debtor hereby authorizes Secured Party to sign financing statements on Debtor's behalf to be filed in all jurisdictions in which such authorization is permitted; and

          (d) (without limiting any other provision hereof) request that any uncertificated securities or deposits constituting Collateral hereunder be delivered to it in definitive form. Upon receipt of such request from Secured Party, Debtor will immediately take all steps (including, without limitation, the payment by Debtor of all costs and expenses of issuance and transfer) required to cause such uncertificated securities or deposits to be issued and delivered in definitive form to Secured Party, together with any and all documents (executed in blank) required to effect the transfer of definitive securities or deposits in definitive form to Secured Party. The parties expressly agree that such securities or deposits when issued in definitive form shall continue to constitute Collateral for purposes of this Agreement.


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

Debtor hereby appoints Secured Party as Debtor's attorney-in-fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at the interest rates specified in the Loan Agreement.

10. FURTHER ASSURANCES. Debtor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

11. OBLIGATIONS UNCONDITIONAL; WAIVER OF DEFENSES. Debtor irrevocably agrees that no fact or circumstance whatsoever which might at law or in equity constitute a discharge or release of, or defense to the obligations of, a guarantor or surety shall limit or affect any obligations of Debtor under this Agreement or any document or instrument executed in connection herewith. Without limiting the generality of the foregoing:

          (a) Secured Party may at any time and from time to time, without notice to Debtor, take any or all of the following actions without affecting or impairing the liability of Debtor on this Agreement:

               (i) renew or extend time of payment of the Liabilities;

               (ii) accept, substitute, release or surrender any security for the Liabilities; and

               (iii) release any person primarily or secondarily liable on the Liabilities.

          (b) No delay in enforcing payment of the Liabilities, nor any amendment, waiver, change, or modification of any terms of any instrument which evidences or is given in connection with the Liabilities, shall release Debtor from any obligation hereunder. The obligations of Debtor under this Agreement are and shall be primary, continuing, unconditional and absolute (notwithstanding that at any time or from time to time all of the Liabilities may have been paid in full), irrespective of the value, genuineness, regularity, validity or enforceability of any documents or instruments respecting or evidencing the Liabilities. In order to hold Debtor liable or exercise rights or remedies hereunder, there shall be no obligation on the part of Secured Party, at any time, to resort for payment to any other person or to any other security for the Liabilities. Secured Party shall have the right to enforce this Agreement irrespective of whether or not other proceedings or steps are being taken against any other property securing the Liabilities or any other party primarily or secondarily liable on any of the Liabilities.

          (c) Debtor irrevocably waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all demands and notices of any kind in connection with this Agreement or the Liabilities.

          (d) Debtor waives any claim or other right which Debtor might now have or hereafter acquire against any person primarily or contingently liable on the Liabilities or that arises from the existence or performance of Debtor's obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim or remedy of Secured Party


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

     against any person or any other collateral security for the Liabilities, which Secured Party now has or hereafter acquires, however arising.

12. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its address indicated next to its signature line below and if to Debtor to its address indicated next to its signature line below, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

13. MISCELLANEOUS. This Agreement and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in such state. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement. This Agreement shall bind Debtor, its successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns, except that Debtor may not transfer or assign any of its rights or interest hereunder without the prior written consent of Secured Party. Debtor agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith.

14. WAIVER OF JURY TRIAL, ETC. DEBTOR HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY SECURED PARTY IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                            [Signature Page Follows]




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



IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date first written above.



                                NUWAY MEDICAL, INC.

                                By:
                                   --------------------------------------------
                                Name:
                                      -----------------------------------------
                                Title:
                                      -----------------------------------------


                                Address:
                                                -------------------------

                                                -------------------------
                                                Attention:________________
                                                Facsimile:________________


ACCEPTED:

AUGUSTINE II, LLC

    By:      AUGUSTINE CAPITAL
             MANAGEMENT, L.L.C., its manager

             By:
                -------------------------------------
             Name:  John T. Porter
             Title:  President

Address:     141 West Jackson Boulevard, Suite 2182
             Chicago, Illinois 60604
             Attention:  John T. Porter
             Facsimile:  (312) 427-5396






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




                                    EXHIBIT A

                                   SECURITIES

          Membership Interests                            Amount
          --------------------                            ------

   NuWay Sports, LLC                       100% of NuWay Medical, Inc.'s
                                           membership interests in NuWay
                                           Sports, LLC, which represents 51% of
                                           the issued and outstanding
                                           membership interests in NuWay
                                           Sports, LLC.



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